UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 31, 2008

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6996	13-2739290

(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Ave, Evansville, Indiana	47711

(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1334

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In an effort to help mitigate the effects of deteriorating business conditions, the independent members of the Board of Directors, after reviewing recommendations from the Compensation Committee, approved the following executive compensation reductions to be effective January 1, 2009:

•	Base compensation will be reduced as follows:

Officer	Title	2008 Annual Base Salary	2009 Annual Base Salary

Robert Keller	President and CEO	$300,000	$270,000
Terry Frandsen	VP Finance, CFO	$187,000	$159,300
Robert Griffin	Chairman of Board	$53,500	$50,599

•	401 (k) matching contributions will be reduced by 75%

The independent members of the Board of Directors also approved a 10% reduction in director compensation effective January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date: December 31, 2008	ESCALADE, INCORPORATED

	By:	/s/ Terry D. Frandsen

Vice President and Chief Financial Officer